UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 18, 2005
                                (March 16, 2005)

                                  LUBY'S, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                      1-8308                    74-1335253
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)


                       13111 Northwest Freeway, Suite 600
                              Houston, Texas 77040
          (Address of principal executive offices, including zip code)


                                 (713) 329-6800
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related
           Audit Report or Completed Interim Review.

     On March 16, 2005, Luby's, Inc. (the "Company") issued a press release announcing that, like many other retail and restaurant companies, the Company is reviewing its accounting for leases as a result of a public letter issued by the Chief Accountant of the Securities and Exchange Commission ("SEC") to the American Institute of Certified Public Accountants on February 7, 2005, clarifying the interpretation of existing accounting literature applicable to certain leases and leasehold improvements. As reported in previous filings with the SEC, the Company has historically recorded actual rent expense in the period that it occurs. Additionally, the Company has depreciated certain of its leaseholds over useful lives that were not consistent with the terms of related leases. As a result of its review, the Company will begin to utilize straight-line accounting for its leases and align the useful lives of its leaseholds with the terms of related leases.

     The Company's management and the Audit Committee of the Company's Board of Directors, after discussions with the Company's independent registered public accounting firm, Ernst and Young LLP, determined on March 16, 2005, that the Company's financial statements included in its Annual Report on Form 10-K, as amended, for the fiscal year ended August 25, 2004 and its Quarterly Report on Form 10-Q for the quarter ended November 17, 2004 should be restated to correct its method of accounting for leases. As a result, these financial statements should no longer be relied upon. The adjustments to these financial statements will not affect historical or future cash flows, the timing of payments under current leases, cash balances or compliance with any financial covenant or debt instrument.

     The Company is working diligently to complete its review of its accounting for leases and to quantify the impact of the necessary adjustments on each of the reporting periods. Due to the time and effort involved in fully determining the effect of these adjustments on the Company's previously issued financial statements, the Company expects to file a Form 12b-25 with the SEC and to delay for up to five days the filing of its Quarterly Report on Form 10-Q for the quarter ended February 9, 2005.

Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits. The following exhibit is filed herewith:

          Exhibit No.                              Description
          -----------                              -----------
             99.1           Press Release of Luby's, Inc., dated as of March 16,
                            2005.

                                S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LUBY'S, INC.


Dated: March 18, 2005                  By: /s/ Christopher J. Pappas
                                           -------------------------------------
                                           Christopher J. Pappas
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX



    Exhibit No.       Description
    -----------       -----------
      99.1            Press Release of Luby's, Inc., dated as of March 16, 2005.